EXHIBIT 14

                       CONSENT OF INDEPENDENT ACCOUNTANTS


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                                                                      Exhibit 14





                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 9, 2001 relating to the financial statements and financial highlights of CDC Nvest Balanced Fund (formerly Nvest Balanced Fund), a series of CDC Nvest Funds Trust I, appearing in the December 31, 2000 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement. We further consent to the reference to us under the headings "Other Financial and Performance Information," "Financial Highlights," "Financial Statements" and "Independent Accountants" in the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information of CDC Nvest Funds Trust I dated May 1, 2001 which is incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
August 21, 2001




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                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated August 1, 2001 relating to the financial statements and financial highlights of Jurika & Voyles Fund Group appearing in the June 30, 2001 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement. We further consent to the reference to us under the headings "Other Financial and Performance Information," "Financial Highlights," "Financial Statements" and "Independent Accountants" in the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Auditors" in the Prospectus and Statement of Additional Information of Jurika & Voyles Fund Group dated October 27, 2000 which are incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
August 21, 2001